Exhibit  23.1

                        CONSENT OF INDEPENDENT AUDITORS'


                                  June 8, 2004


The  Board  of  Directors
Invicta  Group  Inc.

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission of our report dated April 14, 2004, with respect to the financial statements of Invicta Group, Inc. for the year ended December 31, 2003.


Larry Wolfe, CPA



/s/  Larry  Wolfe
-----------------
Larry  Wolfe,  CPA
Miami,  Florida
May  __,  2004